INDEMNITY DEED OF TRUST

     THIS INDEMNITY DEED OF TRUST is made as of this 3rd day of December, 1999, from Dialysis Corporation of America, a Florida corporation, (herein-after referred to as "Grantor") to W. W. Duncan and Clifford L. Hilk, Sr. ("Trustees") as Trustees for the benefit of St. Michaels Bank ("Beneficiary").

                             R E C I T A L S

     DCA of Vineland, LLC (hereinafter referred to as the "Borrower"), has applied to St Michaels Bank, a Maryland banking corporation (hereinafter referred to as the "Beneficiary"), for a loan in the principal amount of $700,000.00 (the "Financial Accommodations"), which Financial Accommodations are to be made by the Beneficiary in favor of the Borrower pursuant to the terms and conditions of a Loan Agreement of even date herewith by and between the Borrower and the Beneficiary (the "Loan Agreement") and are to be evidenced by a Promissory Note of even date herewith from the Borrower payable to the Beneficiary in the principal amount of the Financial Accommodations (which Promissory Note, together with any modifications, extensions, or renewals thereof, amendments thereto, or substitutions therefor, is hereinafter referred to as the "Note"). Pursuant to the terms and conditions of a Guaranty Agreement of even date herewith by the Grantor to the Beneficiary (which Guaranty Agreement, together with any modifica-tions, extensions, or renewals thereof, amendments thereto, or substitutions therefor, is hereinafter referred to as the "Guaranty"), the Grantor has guaranteed repayment of the Note.

     The Grantor desires to secure the full and punctual payment of all indebtedness due or to become due under the Guaranty and certain other documents by the execution of these presents

     1. DEFINITIONS - When capitalized in this Deed of Trust, the following terms shall have the meaning given in this Section , unless the context clearly indicates a contrary intent.

          1.01 Loan Agreement - "Loan Agreement" means the agreement of even date between DCA of Vineland, LLC and Beneficiary concerning, inter alia, advances of the Loan proceeds, including all current and future supplements, amendments and attachments thereto.

          1.02 Controlling Party - "Controlling Party" means any Person, directly or indirectly, possessing the power to direct or cause the direction of the management and policies of Grantor, whether through the ownership or control of voting securities or rights, by Contract or otherwise.

          1.03 Default - "Default" means: (a) the failure of Grantor to perform, cause to be performed, abide by, comply with, or observe any material duty or obligation imposed upon Grantor by the Guaranty Agreement; and (b) any event, happening, or condition which would constitute an Event of Default if not cured within any applicable grace period.

          1.04 Encumbrances - "Encumbrances" includes all liens, mortgages, rights, leases, restrictions, easements, deeds of trust, covenants, agree-ments, rights of way, rights of redemption, security interests, conditional sales agreements, land installment contracts, options, and all other burdens or charges.

          1.05 Environmental Requirements - Environmental Requirements means any federal, state or local law, statute, ordinance or regulation; or court or administrative order or decree; or private agreement which requires special handling, collection, storage, treat, disposal or removal of any materials located in or on or about the Property.

          1.06 Event of Default - "Event of Default" has the meaning given and provided in Section.

          1.07 Expense Account - "Expense Account" means the Account which may be maintained pursuant to Section 5.02.

          1.08 Land - "Land" means the land more particularly described in Exhibit A to this Deed of Trust.

          1.09 Legal Action - "Legal Action" includes all suits or other proceedings brought at law or in equity or before any administrative agency, governmental body, or arbitrator which in any manner relate to the Trust Property or arise out of or relate to any of the Loan Documents.

          1.10 Loan - "Loan" means the loan by the Beneficiary to the Borrower in the principal amount of Seven Hundred Thousand Dollars ($700,000.00), or so much there of as may be advanced from time to time, as evidenced by the Note. All amounts owed under the above agreement are secured even though all amounts may not yet be advanced. Future advances under the agreement are contemplated and will be secured and will have priority to the same extent as if made on the date this instrument is executed, it being understood that this Deed of Trust secures repayment of future advances.

          1.11 Loan Documents - Loan Documents" means this Deed of Trust, the Note, the Loan Agreement, the Guaranty Agreement and any and all other certificates, opinions, assignments and documents executed in connection herewith or therewith, and all current and future supplements, amendments, and attachments thereto.

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          1.12  Permitted Encumbrances - "Permitted Encumbrances" means this
Deed of Trust and all Encumbrances as to which Beneficiary has given its prior written approval, including, but not limited to: (a) a first Deed of Trust and Security Interest for the benefit of Mercantile-Safe Deposit & Trust Company dated November 30, 1988 and recorded among the Land Records of Talbot County at Liber 662, folio 229; (b) an Assignment of Rents and Leases dated November 30, 1998 and recorded at Liber 662, folio 255; and a financing statement recorded among the aforesaid land records at Liber 662, folio 266 and among the financing statement records at Liber 44, folio 458. Any provisions in this deed of trust which require action by Grantor which would contravene, or be impossible of performance because of, or which would duplicate, any provision in the documents constituting and evidencing the Permitted Encumbrances, shall be deemed satisfied by Grantor's performance of the obligations of the Grantor set forth in the documents constituting and evidencing the Permitted Encumbrances.

          1.13  Property - "Property" has the meaning given in Section 2.02.

          1.14 Proposed Sale - "Proposed Sale" means the Grantor's proposed sale of substantially all of its assets to an affiliate (presently a 100% owned subsidiary) of Medicore, Inc., the parent of the Grantor, subject to Grantor's shareholder approval, which, if obtained, would result in substantially all of the Grantors's assets, liabilities and operations being 100% owned by its parent.

          1.15 Risk - "Risk" includes risk of loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil strife, civil commotion, aircraft, vehicles, smoke, vandalism, malicious mischief, boiler explosion, and any other risk customarily insured against by persons operating property similar in kind to the Trust.

          1.16 Taking - "Taking" includes any taking by condemnation or eminent domain, any sale in lieu of condemnation under threat thereof, the alteration of the grade of any street, or any other injury to or decrease in the value of the Trust Property by any public or quasi- public authority or corporation or any other person having the power of eminent domain.

          1.17 Taxes - "Taxes" includes all taxes, excises, documentary stamp and transfer taxes, recording taxes, assessments, water rents, sewer rents, metropolitan district charges, sanitary district charges, public dues, and other public charges levied or assessed upon the Trust Property, upon the Loan, or upon any Loan Document.

          1.18  Trust Property - "Trust Property" has the meaning given in
Section 2.05


     2.   GRANTING CLAUSES

          2.01 Lien on Real Property - Subject to the Permitted Encumbrances, the Grantor, in consideration of the Loan and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grants and assigns to the Trustees all the Land situate in Talbot County, Maryland, described more particularly in Exhibit A attached hereto as a part hereof, together with (a) all buildings and improvements now or hereafter located thereon, (b) all rights, rights of way, air rights, riparian rights, franchises, licenses, easements, tenements, hereditaments, appurtenances, accessions and other rights and privileges now or hereafter belonging to the Land or the buildings and improvements thereupon, now owned or here-after acquired by the Grantor.

          2.02 Property - All of the property described in Sections 2.01 is hereinafter called the "Property".

          2.03 Lien on Leases and Rents and Other Rights - Subject to the Permitted Encumbrances, the Grantor further grants and assigns to the Trustees (a) all Leases and Rents, including, without limitation, all cash or security deposits to secure performance by Tenants (whether such cash or securities are to be held until the expiration of the terms of Leases or are to be applied to one or more of the installments of rent coming due immedi-ately prior to the expiration of such terms), (b) all of the estate, right, title, use, claim and demand of every nature whatsoever, at law or in equity, which the Grantor may now have or may hereafter acquire in and to the Property, and (c) all right, title and interest of the Grantor in and to all extensions, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Property, hereafter acquired by or released to the Grantor, or constructed, assembled or placed by or for the Grantor on the Property, and all conversions of the security constituted thereby.

          2.04 Lien on Insurance Policies and Condemnation Awards - The Grantor further grants and assigns to the Trustees all insurance policies and insurance proceeds pertaining to the Property and all awards or payments, including interest thereon and the right to receive the same, which may be made with respect to any of the Property as a result of any taking or any injury to or decrease in the value of the Property.

          2.05  The Trust Property - All of the property described in this
Article 2.00 is collectively called the "Trust Property."


     3.   HABENDUM CLAUSE AND DEFEASANCES

          The Trustees shall have and hold the Trust Property in fee simple, upon the terms and trust herein set forth.. If all obligations of Grantor under this Deed of Trust and the other Loan Documents are paid and satisfied in accordance with the terms hereof and thereof, the estate hereby granted shall cease and the Trust Property shall be released to the Grantor, at the cost of the Grantor.


     4.   REPRESENTATIONS AND WARRANTIES

          4.01 Warranty of Title and Further Assurances - Subject to the Permitted Encumbrances, the Grantor warrants that it has the right and authority to convey the Trust Property and warrants specially title to the Trust Property and that it will execute such further assurances as may be requested.

          4.02 Purpose of the Loan - The Grantor warrants that the Loan is a "commercial loan" as defined in the Commercial Law Article of the Annotated Code of Maryland.

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          4.03  Existence, Good Standing, Power and Authority of Grantor -
Grantor is a corporation of the State of Florida, is not required to register to do business in Maryland, and will maintain its good standing and existence in Florida, and in every other state in which it transacts business, until all of Grantor's obligations under the Loan Documents have been performed and satisfied. Subject to the Permitted Encumbrances, the execution and delivery of the Loan Documents, the carrying out of the transactions contemplated by the Loan Documents, and the performance of Grantor's and any guarantor's obligations under the Loan Documents, have been duly authorized by all necessary action and will not conflict with or result in a breach of Law or any agreement or other instrument to which Grantor is bound. The Loan Documents are valid and binding on the Borrower, and on Grantor as guarantor thereof and are enforceable against Borrower and against Grantor in ac-cordance with their respective terms, as applicable.


     5.   COVENANTS, RIGHTS, AND DUTIES OF GRANTOR GENERALLY

          5.01 Covenant to Pay Loan and to Perform Obligations under the Terms of the Loan Documents - The Grantor covenants that it will punctually
(a) perform and satisfy all of its obligations under the Guaranty Agreement, and (b) perform and satisfy all other obligations of the Grantor under the Loan Documents; (c) pay to the mortgagee the principal and interest due under any Permitted Encumbrance according to the terms of such mortgage.

          5.02  Expense Account -

     5.02.01 Upon default, after the completion of the improvements contem-plated by and described in the Construction Loan Agreement, the Grantor will pay to the Beneficiary monthly installments, each of which shall be equal to one-twelfth (1/12) of the sum of (a) the estimated annual premiums for all insurance policies required by Sections 7.01, and 7.02, and (b) the estimated annual Taxes pertaining to the Trust Property, to be held by the Beneficiary in the Expense Account and disbursed by the Beneficiary to pay the insurance premiums as they become due, and Taxes before any penalty or interest shall accrue thereon. Estimates are to be made solely by the Beneficiary and payments shall be made on the day of the month designated by the Beneficiary. No interest shall be payable by the Beneficiary on the Expense Account unless, and then only to the extent that, applicable Law shall otherwise require. All overpayments to the Expense Account shall be applied to reduce future payments to the Expense Account, if any, or shall be returned to the Grantor, in the sole discretion of the Beneficiary.

     5.02.02 Upon default, the Grantor shall pay such additional sums into the Expense Account as the Beneficiary determines are necessary, so that one month prior to the date the Beneficiary is required to make payments of insurance premiums or Taxes, as the case may be, payments can be made therefor out of the Expense Account.

     5.02.03 The Grantor hereby grants the Beneficiary a security interest in the sums on deposit in the Expense Account to secure the obligations secured hereby, and upon the occurrence of an Event of Default, the Bene-ficiary may, unless prohibited by applicable Law, apply the balance of the Expense Account to satisfy Grantor's obligations under the Loan Documents.

          5.03 Compliance with Laws - The Grantor shall comply with all Laws a breach of which would materially and adversely affect (a) the financial condition of the Grantor, (b) the ability to use buildings and other improvements on the Land for the purposes for which they were designed or intended, (c) the value or status of the Trust Property, or (d) the value or status of the Trustees' title to the Trust Property.

          5.04 Changes in Applicable Tax Laws - In the event (a) any Law is hereafter enacted which imposes a Tax upon the Loan, any of the Loan Docu-ments, or the transactions evidenced or contemplated by any of the Loan Documents, or (b) any Law now in force governing the taxation of deeds of trust, debts secured by deeds of trust, or the manner of collecting any such Tax shall be changed or modified, in any manner, so as to impose a Tax upon the Loan, any of the Loan Documents, or the transactions evidenced or contemplated by any of the Loan Documents, (including, without limitation, a requirement that revenue stamps be affixed to any or all of the Loan Doc-uments), the Grantor will promptly pay any such Tax. If the Grantor fails to make prompt payment, or if any Law either prohibits the Grantor from making the payment or would penalize the Beneficiary if Grantor makes the payment, then the failure, prohibition, or penalty, shall entitle the Beneficiary to exercise all rights hereunder as though an Event of Default had occurred.

          5.05 Further Assurances and Continuation Statements - The Grantor from time to time will execute, acknowledge, deliver and record, at the Grantor's sole cost and expense, all further instruments, deeds, conveyances, supplemental deeds of trust, assignments, financing statements, transfers, and assurances as in the opinion of the Beneficiary's counsel may be necessary (a) to preserve, continue, and protect the interest of the Trustees or the Beneficiary in the Trust Property, (b) to perfect the grant to the Trustees of every part of the Trust Property, (c) to facilitate the execution of this trust, (d) to secure the rights and remedies of the Trustees and the Beneficiary under this Deed of Trust and the other Loan Documents, or (e) to transfer to any new Trustees or purchaser at a sale hereunder the Trust Property, funds, and powers now or hereafter held in trust hereunder. The Grantor, at the request of the Beneficiary, shall promptly execute any continuation statements required by the Uniform Commercial Code to maintain the lien on any portion of the Trust Property subject to the Uniform Commercial Code.

          5.06 Expenses - The Grantor shall reimburse the Beneficiary and the Trustees for any sums, including reasonable attorney's fees and expenses, incurred or expended by them (a) in connection with any action or proceeding to sustain the lien, security interest, priority, or validity of any Loan Document, (b) to protect, enforce, interpret, or construe any of their rights under the Loan Documents, (c) for any title examination or title insurance policy relating to the title to the Trust Property, or (d) for any other purpose contemplated by the Loan Documents. The Grantor shall, upon demand, pay all such sums together with interest thereon at the Note Rate accruing from the time the expense is paid. All such sums so expended by the Bene-ficiary and/or the Trustees shall be secured by this Deed of Trust. In any action or proceeding to foreclose this Deed of Trust or to recover or collect the Loan, the provisions of law allowing the recovery of costs, disbursements, and allowances shall be in addition to the rights given by this Section

          5.07 Environmental Requirements - The Grantor hereby covenants and agrees that, if at any time it is determined that there are materials (hereinafter, "Environmental Materials") located on the Property which under any Environmental Requirements require special handling in collection, storage, treatment, disposal or removal, the Grantor shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole

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expense, such actions as may be necessary to comply with all Environmental
Requirements. If the Grantor shall fail to take such action, the Bene-ficiary may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorneys' fees, fines, or other penalty payments shall be at once repayable by Grantor and shall bear interest at the Interest Rate defined in the Note or at the maximum interest rate which the Grantor may by law pay, which ever is lower, from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid shall become a part of the indebtedness secured hereby. Failure of the Grantor to comply with all Environmental Requirements shall constitute and be a default under this Deed of Trust. Grantor shall defend, indemnify and hold harmless the Beneficiary and Trustees against any loss, cost or expense incurred by the Beneficiary or Trustees resulting from the presence on the Property at any time of any Environmental Materials, not properly handled in accordance with environ-mental requirements.

     6. RIGHTS AND DUTIES OF GRANTOR WITH RESPECT TO MANAGEMENT AND USE OF THE TRUST PROPERTY

          6.01 Control by the Grantor - Until the happening of an Event of Default, the Grantor shall have the right to possess and enjoy the Trust Property. Including collecting rent as provided in Section ???

          6.02 Financial Statements - In addition to the financial state-ments and records provided for in the Construction Loan Agreement, the Grantor shall furnish to the Beneficiary annual financial and operating statements of the Grantor and a cash flow report of the Trust Property. Such statements shall be certified by the Grantor and shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis. All such financial and operating statements shall be supplied not later than April 30 of each year. The Grantor agrees to make its books and records relating to the operation of the Trust Property available for inspection by the Beneficiary, upon request at any reasonable time, at 211 Talbot Street, St. Michaels, Md. 21663, or at such other location in the State of Maryland as Beneficiary may reasonably request.

          6.03 Alterations and Additional Improvements - The Grantor shall make no structural alterations or material nonstructural alterations to the Trust Property or construct any additional improvements on the Land, without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld. All alterations or improvements consented to by Beneficiary shall be completed and paid for by the Grantor within a reasonable time. All such alterations or improvements shall be erected (a) in a good and workmanlike manner strictly in accordance with all applicable Law,
(b) entirely on the Land, (c) without encroaching upon any easement, right of way, or land of others, (d) so as not to violate any applicable use, height, set-back or other applicable restriction, and (e) without permitting any mechanic's lien to attach to the Trust Property which is not being contested as permitted in Section 6.08. All alterations, additions, and new improve-ments to the Trust Property shall automatically be a part of the Trust Property and shall be subject to this Deed of Trust.

          6.04 Restrictions on Sale and Transfer of the Trust Property - Except for the Proposed Sale, the Grantor shall not permit the Trust Property, or any part or portion thereof of or any interest therein, to be transferred (whether by voluntary or involuntary conveyance, operation of law, or other-wise) without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld.

          6.05 Restriction on Encumbrances - The Grantor shall not allow any Encumbrances on the Trust Property except the Permitted Encumbrances. The Grantor shall give the Beneficiary prompt notice of any defaults in or under any Permitted Encumbrances and any notice of foreclosure or threat of foreclosure. The Grantor shall comply with its obligations under all Permitted Encumbrances. The Beneficiary may, at its election, satisfy any Encumbrance (other than a Permitted Encumbrance not then in default), and the Grantor shall, on demand, reimburse the Beneficiary for any sums advanced for such satisfaction together with interest at the Note Rate accruing from the date of satisfaction, which sums shall be secured hereby.

          6.06 Maintenance, Waste, Repair and Inspection - Grantor shall (a) keep and maintain the Trust Property in good order, condition, and repair and make all equipment replacements and repairs necessary to insure that the security for the Loan is not impaired, (b) not commit or suffer any waste of the Trust Property, (c) promptly protect and conserve any portion of the Trust Property remaining after any damage to, or partial destruction of, the Trust Property, (d) promptly repair, restore, replace or rebuild any portion of the Trust Property which is damaged or destroyed, (e) promptly restore the balance of the Trust Property remaining after any Taking, (f) permit the Beneficiary or its designee to inspect the Trust Property at all reasonable times, and (g) not make any material change in the grade of the Trust Property or permit any excavation of or on the Trust Property.

          6.07 Removal and Replacement of Equipment and Improvements - No part of the Trust Property shall be removed from the Land, demolished, or materially altered without the prior written consent of the Beneficiary, which consent will not be unreasonably withheld.

          6.08 Taxes and Permitted Contests - The Grantor shall pay (a) all Taxes (other than those payable by the Beneficiary from the Expense Account) on or before the date any interest or penalty begins to accrue or attach thereto, and (b) all lawful claims which, if unpaid, might become a lien or charge upon the Trust Property to such an extent as to materially and adversely affect the Grantor's ability to use the Trust Property for the purposes for which it was designed or intended. Provided however, that the Grantor shall not be required to pay any Taxes or claim the amount, validity or payment of which is being contested, in good faith, by appropriate legal proceedings, and so long as, in the sole opinion of the Beneficiary, no part of the Trust Property is in danger of being sold, forfeited or lost and the contest is not impairing the security for the Loan. Upon payment thereof, the Grantor shall promptly supply the Beneficiary with receipts showing the payment of the Taxes or claim.

          6.09 Restrictive Covenants, Zoning, etc. - No restrictive covenant, zoning change, or other restriction affecting the Trust Property may be entered into requested by or consented to by Grantor without the prior written consent of the Beneficiary.

          6.10 Preservation of Appurtenances - The Grantor will do all things necessary to preserve intact and unimpaired, all easements, appur-tenances, and other interests and rights in favor of, or constituting any portion of, the Trust Property.

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     7.   INSURANCE AND CONDEMNATION

          7.01 Casualty Insurance and Allocation in Event of Loss - The Grantor shall keep the Trust Property insured for the benefit of the Grantor, the Trustees and the Beneficiary against all Risks. The limits, form, co-insurance clauses, and insurer for all such policies shall be satisfactory to the Beneficiary. Subject to any superior rights of the Beneficiary of the Permitted Encumbrances, the Grantor shall assign and deliver to the Bene-ficiary all such policies. The policies shall contain a standard mortgagee loss payable endorsement providing that all payments shall be made to the sole order of the Trustees and the Beneficiary to be applied by them in accordance with the terms of this Deed of Trust. Within thirty (30) days prior to the expiration of any policy, the Grantor shall supply the Bene-ficiary with a renewal policy marked "Premium Paid." All proceeds under such policies shall be paid to the Trustees and the Beneficiary to be applied (a) if funds sufficient to restore the Trust Property are available from such insurance proceeds (together with other funds supplied or caused to be supplied by Grantor) and no Default is then outstanding, to the restoration of the Trust Property or, (b) if sufficient funds are not available to restore the Trust Property or a Default is then outstanding, to prepayment of amounts due under the Note, in inverse order of maturity. All moneys not utilized for the restoration of the Trust Property shall be applied as a prepayment of amounts due under the Note. If proceeds of insurance are used to restore the Trust Property, as aforesaid, neither Trustees nor the Beneficiary shall be obligated to see to the proper allocation thereof, nor shall any such amount so used be deemed a payment of any indebtedness secured by this Deed of Trust. Proceeds of insurance to be used for restora-tion purposes shall be held by the Beneficiary and disbursed under such terms and conditions, to such Persons, and at such times, as Beneficiary may determine.

          7.02 Liability Insurance - Unless waived by Trustees and Bene-ficiary the Grantor will maintain liability and indemnity insurance with respect to the Trust Property in such amounts, with such companies, and subject to such terms and conditions as the Beneficiary may direct and approve. Such policies of insurance shall name the Trustees and the Beneficiaries as additional insureds thereunder and within thirty (30) days prior to the expiration of any such policy, the Grantor shall supply the Beneficiary with a renewal policy marked "Premium Paid".

          7.03 Condemnation and Allocation of Condemnation Awards - Grantor, immediately upon obtaining knowledge of the institution of any proceeding for a Taking, will notify the Trustees and the Beneficiary of such proceedings. The Trustees or the Beneficiary may participate in any such proceedings, and Grantor will, from time to time, deliver to the Trustees or the Beneficiary all instruments requested by them to permit such participation. Any award or payment made as a result of any Taking shall be paid to the Trustees and the Beneficiary, jointly, to be applied (a) if funds sufficient to restore the remainder of the Trust Property are available from such award or payment (together with other funds supplied or caused to be supplied by Grantor) and no Default is then outstanding, to the restoration of the remainder of the Trust Property, or (b) if sufficient funds are not available to restore the remainder of Trust Property or a Default is then outstanding, to prepayment of amounts due under the Note, in inverse order of maturity. All moneys not utilized for the repair or restoration of the remainder of the Trust
Property shall be applied as a prepayment of amounts due under the Note, in inverse order of maturity. The application of any award or payment as a prepayment of amounts due under the Note shall take effect only on the actual date of the receipt of the payment or award by the Trustees and the Bene-ficiary. In the event any payment or award is used to restore the Trust Property, as aforesaid, neither the Trustees nor the Beneficiary shall be obligated to see to the proper allocation thereof nor shall any amount so used be deemed a payment of any indebtedness secured by this Deed of Trust. Payments or awards to be used for restoration purposes, as aforesaid, shall be held by the Beneficiary and disbursed under such terms and conditions, to such Persons, and at such times, as Beneficiary may determine.


     8. SUBSTITUTION OF TRUSTEES - The Beneficiary may, by filing a deed of appointment in the office where this instrument is recorded, appoint additional or replacement trustees and may remove the Trustees, from time to time, without notice to the Grantor or the Trustees and without specifying any reason.


     9.   DEFAULT

          9.01 Event of Default - The occurrence of any of the following shall constitute an Event of Default.

                9.01.01 Monetary Defaults - The failure of the Grantor to pay any amounts due under the Guaranty Agreement when due and payable, unless such payment is made within ten (10) days from the date such payment became due and payable; and the failure of the Grantor to pay any amounts due under any Permitted Encumbrances when due and payable.

                9.01.02 Breach of Representations and Warranties - Any representation or warranty made by the Grantor herein or any statement or representation made in any of the Loan Documents shall prove to have been incorrect in any material respect when made or shall be breached.

                9.01.03 Insurance Provisions - The failure of Grantor to perform its obligations set forth in Section 7.01, or 7.02.

                9.01.04 Receiver; Bankruptcy - If the Grantor (a) applies for, or consents in writing to, the appointment of a receiver, trustee, or liquidator for it of the Trust Property, or of all or substantially all of its assets, (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, (c) makes an assignment for the benefit of creditors, (d) files a petition or an answer seeking a reorganization, composition, adjustment, arrangement with creditors, or takes advantage of any insolvency law, or (e) files an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, composition, adjustment, arrangement, or insolvency proceeding.

                9.01.05 Receiver; Bankruptcy (Involuntary) - If (a) any execution or attachment levied against the assets of the Grantor is not set aside, discharged, or staved within sixty (60) days after the same was levied or within ten (10) days after the expiration of any stay thereof,
(b) an order, judgment, or decree is entered by any court of competent jurisdiction on the application of a creditor, adjudicating the Grantor a bankrupt or insolvent, or appointing a receiver, trustee, or liquidator for the Grantor, or of all or substantially all of its assets, or (c) an order of relief is entered against the Grantor pursuant to any bankruptcy statute or law and such order, judgment, or decree continues unstayed and in effect for a period of sixty (60) days and is not discharged within ten (10) days after the expiration of any stay thereof.

                9.01.06 Assignment of Rents - Except for Permitted Encum-brances, any attempted assignment by the Grantor of the whole or any part of the Rents.

                9.01.07 Prohibited Transfer or Encumbrance - Any transfer or event in violation of the provisions of Sections 6.04, or 6.05.

                9.01.08 Loss of License - The loss of any franchise agreement, license or permit necessary for the operation, occupancy, or use of the Trust Property, if the same is not restored within thirty (30) days after the loss.

                9.01.09 Judgments - Any judgment in excess of $25,000 against the Grantor remains unpaid, unstayed, undischarged, unbonded or un-dismissed for a period of thirty (30) days following the date which the judgment becomes final or any appeal thereof is finally determined.

                9.01.10 Other Obligations - Any obligation of the Grantor (other than the obligations secured hereunder) in excess of $25,000 becomes or is declared to be due and payable prior to the expressed maturity thereof and the same is not paid within thirty (30) days of the accelerated maturity date.

                9.01.11 Other Defaults - The failure of the Grantor to perform or observe any of its obligations or covenants under this Deed of Trust not previously specifically referred to in this Article 9.00, which failure continues for a period of thirty (30) days after written notice to Grantor unless, within such thirty (30) day period, Grantor shall have commenced best efforts to cure such default, and after such commencement, shall proceed diligently to cure such default.

                9.01.12 Default Under Other Loan Documents - The failure of the Grantor to perform or observe any of its obligations or covenants in any Loan Document other than this Deed of Trust, which failure is not remedied within any applicable grace period specified in such other Loan Document.

                9.01.13 Event of Default under Other Loan Documents - An "Event of Default" (if so defined) or, if not so defined, a material default occurs under a Loan Document other than this Deed of Trust.

          9.02 Payment or Performance by Trustees or Beneficiary - Upon Default, the Trustees or the Beneficiary may, at their option, make any payments or take any other actions they deem necessary or desirable to cure the Default or conserve the Trust Property. The Grantor shall, upon demand, reimburse the Trustees or the Beneficiary for all sums so advanced or reasonable expenses incurred by them, together with interest at the Note Rate from the date of advance or payment of the same, which sums shall be secured by this Deed of Trust. The Trustees or the Beneficiary may enter upon the Trust Property without prior notice to the Grantor or judicial process and may take any action to enforce its rights under this Section
9.02 without liability to the Grantor, except for damages resulting from the Grantor's or the Trustees' negligence.

          9.03 Possession by Trustees or Beneficiary - Upon the occurrence of an Event of Default, the Trustees or the Beneficiary may enter upon and take possession of the Trust Property without notice to the Grantor, judicial process, or the appointment of a receiver. The Trustees or the Beneficiary may exclude all persons from the Trust Property and may proceed to operate the Trust Property and receive all Rents. Neither the Trustees nor the Beneficiary shall be liable to the Grantor for taking possession of the Trust Property, as aforesaid, nor shall they be required to make repairs or replacements, and they shall be liable to account only for Rents actually received by them. All Rents collected by the Trustees or the Beneficiary shall be applied (a) first, to pay all expenses incurred in taking possession of the Trust Property, (b) second, to pay costs and expenses to operate the Trust Property, and/or to comply with the terms of the Loan Documents, including reasonable attorney's fees, (c) third, to pay all sums secured by the Loan Documents in the order of priority selected by Beneficiary, and (d) fourth, with the balance, if any, to the Grantor or such other Person as may be entitled thereto. No assignment of Leases shall impose upon Trustees or Beneficiary any liability to perform Grantor's obligations under such Leases.

          9.04 Acceleration of the Note - Upon an Event of Default, Bene-ficiary may, at its option and by written notice to the Grantor, declare the entire balance of the Note and all other amounts due under the Loan Documents, immediately due and payable. Acceleration of maturity, once claimed by the Beneficiary, may at the option of the Beneficiary, be rescinded by written acknowledgment to that effect by the Beneficiary, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

          9.05 Collection of Rents - Upon the occurrence of an Event of Default and written demand by the Beneficiary to the Tenants, all rents shall be payable directly to the Beneficiary.

          9.06 Power of Sale and Assent to a Decree - The Grantor assents to the passage of a decree for the sale of the Trust Property upon the occurrence of an Event of Default, by any court having jurisdiction and the Grantor authorizes and empowers the Trustees, upon the occurrence of an Event of Default, to sell the Grantor's interest in the Trust Property, in accord-ance with the Maryland Rules of Procedure or any other Law. The Trust Property or any interest therein may be sold upon such terms and in as many parcels as the person conducting the sale may, in his sole discretion, elect. No re-advertisement of any sale shall be required if the sale is adjourned by announcement, at the time and place set therefor, of the date, time, and place to which the same is to be adjourned.

          9.07 Application and Proceeds of Sale - Upon a foreclosure sale, the purchaser shall receive that portion of or interest in the Trust Property purchased by it free from any claims of the Grantor and without any liability to see to the application of the purchase money. The net proceeds from the sale, after deduction of all costs of the sale, shall be applied (a) first, to pay all expenses incurred in taking possession of the Trust Property, (b) second, to pay the costs and expenses to Operate the Trust Property, including reasonable attorney's fees, (c) third, to pay all sums secured by or due under the Loan Documents in the order of priority determined by the Beneficiary, and (d) fourth, the balance, if any, to the Grantor or to other Persons entitled thereto.

          9.08 Deficiency of Proceeds - If, after a foreclosure sale, a deficiency exists in the net proceeds of such sale, the Beneficiary shall be entitled to a deficiency judgment or decree for such deficiency which shall bear interest at the Note Rate.

          9.09 Trustee's Commission - Upon a foreclosure sale of any portion of or interest in the Trust Property, the Trustees shall be entitled to a commission equal to One Hundred Fifty Dollars ($150.00) plus five percent (5%) of the principal amount then secured by this Deed of Trust. In the event any portion of the Trust Property is advertised for foreclosure sale and not sold, the Trustees shall be entitled to a commission equal to one-half (1/2) of the commission provided in case of foreclosure sale, to be computed on the amount of the Loan then outstanding. The person making the sale shall not be required to accept payment of the amounts secured hereby unless accompanied by all expenses of the proceedings and one-half (1/2) of the commissions.

          9.10 Insurance or Condemnation After Deficiency - If the Trust Property is sold at a foreclosure sale prior to receipt of an insurance or a condemnation award or payment, the Beneficiary shall receive and apply the proceeds of the award or payment toward the satisfaction of any deficiency resulting from the foreclosure sale, whether or not a de-ficiency judgment is sought, recovered, or denied.

          9.11 Appointment of a Receiver - Upon the occurrence of an Event of Default, the Beneficiary shall be entitled to the immediate appointment of a receiver for the Trust Property, without regard to the value of the Trust Property or the solvency of any person liable for payment of the amounts due under the Loan Documents.

          9.12 Remedies Cumulative - All rights, powers, and remedies of the Beneficiary or the Trustees provided for in the Loan Documents are cumulative and concurrent and shall be in addition to and not exclusive of any appropri-ate legal or equitable remedy provided by Law or contract. Exercise of any right, power, or remedy shall not preclude the simultaneous or subsequent exercise of any other by the Beneficiary or the Trustees.


     10.  MISCELLANEOUS

          10.01 Waivers - No term of any Loan Document shall be deemed waived unless the waiver shall be in writing and signed by the parties making the waiver. Any failure by the Beneficiary or the Trustees to insist upon the Grantor's strict performance of any of the terms of the Loan Documents shall not be deemed or construed as a waiver of those or any other terms. Any delay in exercising or enforcing any rights with respect to a Default or an Event or Default shall not bar the Beneficiary or the Trustees from exercising any rights under the Loan Documents, or at law or in equity.

          10.02  Consents -

     10.02.01 The Beneficiary may (a) release any person liable under the Loan Documents, (b) release any part of the security, (c) extend the time of payment of the Loan, and/or (d) modify the terms of the Loan Documents, regardless of consideration and without notice to or consent by the holder of any subordinate lien on the Trust Property. No release, extension or modification of the security held under the Loan Documents shall impair or affect the lien of this Deed of Trust or the priority of such lien over any subordinate lien.

     10.02.02 Regardless of whether a Person has been given notice or has given its prior consent, it shall not be relieved of any obligation under any Loan Documents by reason of (a) the failure of the Beneficiary, the Trustees, or any other Person to take any action, foreclose, or otherwise enforce any provision of the Loan Documents, or (b) the release of any portion of the security under the Loan Documents.

          10.03 Headings - All Article and Section headings are for con-venience only and shall not be interpreted to enlarge or restrict the provisions of this Deed of Trust.

          10.04 Notices - All notices shall be in writing and, unless otherwise specified in a written notice, shall be sent to the respective addresses of the parties as follows:

          Beneficiary: P.O. Box 70               Grantor:  27 Miller Street
                       St. Michaels, Md. 21663             Suite 2
                                                           Lemoyne, PA 17043
          Trustees:    P.O. Box 70
                       St. Michaels, Md. 21663

     A notice may be hand delivered or mailed, postage prepaid, first class, registered or certified mail or, where the facsimile transmission telephone number of the recipient is known, by facsimile transmission by a means which verifies the date and telephone number of the recipient. A notice that is sent by facsimile transmission will be deemed given by noon of the first regular business day following the date of transmission.. Any notice sent by mail shall be deemed to have been received on the second business day following the date of mailing.

          10.05 Amendment - No Loan Document may be modified except in writing signed by (a) the Beneficiary and/or the Trustees, and (b) the Grantor.

          10.06 Severability - In the event any provision of this Deed of Trust shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          10.07 Notices from Governmental Authorities Affecting The Trust Property - Any notice from any governmental or quasi-governmental authority or corporation with respect to the Trust Property sent to or known by the Grantor shall be promptly transmitted to the Beneficiary and the Trustees.

          10.08 Applicable Law - All Loan Documents shall be governed by the Laws of the State of Maryland, without regard to the principles of conflict of laws.

          10.09 Time of the Essence - Time is of the essence with respect to the Loan Documents.

          10.10 Word Forms - The use of any gender, tense, or conjugation herein shall be applicable to all genders, tenses and conjugations. The use of the singular shall include the plural and the plural shall include the singular.

WITNESS the execution hereof by the Grantor and the affixing of the Grantor's seal.

Attest                              Dialysis Corporation of America

/s/ Michele L. Stinchcomb              /s/ Bart Pelstring

--------------------------------    By:-----------------------------(SEAL)
                                       Barton L. Pelstring, President

STATE OF Maryland County of Talbot, to wit:

     I HEREBY CERTIFY, that on this 3rd day of December, 1999, before me, the subscriber, a Notary Public of the State of Maryland in and for the County aforesaid, personally appeared Barton L. Pelstring, who acknowledged himself to be the President of Dialysis Corporation of America, and that he as such President, being authorized so to do, executed the foregoing instru-ment for the purposes therein contained, by signing the name of the corpora-tion by himself as such President, and did further certify that this con-veyance is not part of a transaction in which there is a sale, lease exchange or other transfer of all or substantially all of the property and assets of the Grantor. At the same time also appeared John F. Hall, agent of the party secured by the foregoing Deed of Trust, and made oath in due form of law that the consideration set forth in the foregoing Deed of Trust is true and bona fide as therein set forth.

     IN WITNESS WHEREOF, my hand and notarial Seal.

                                       /s/ Michele L. Stinchcomb
                                       --------------------------------(SEAL)
                                       Notary Public

My Commission Expires:

12-29-01
----------------------


     This instrument has been prepared by John F. Hall, an attorney, under such attorney's supervision, or by one of the parties named in this instru-ment.

                                       /s/ John F. Hall

                                       -------------------------------------
                                       John F. Hall

                                  EXHIBIT A

     ALL those two adjoining lots or parcels of land situate on the east side of Marvel Court in the Town of Easton, Talbot County, Maryland, which are shown and designated as Lot 6-A and Lot 6-B on a plat made by McCrone, Inc., entitled "PLAT SHOWING DIVISION OF THE LAND OF JAMES P. THOMPSON IN THE TOWN OF EASTON, TALBOT COUNTY, MARYLAND," dated February 19, 1986, and recorded among the Land Records of Talbot County, Maryland, in Liber No. 69, folio 32.

     SUBJECT, HOWEVER, to the terms of a Declaration of Restrictions dated March 24, 1983, and recorded among the Land Records of Talbot County, Maryland, at Liber 572, folio 451.

     FURTHER SUBJECT TO the restrictions set forth in a deed dated November 10, 1983 from Idlewild Associates, to Idlewild East Joint Venture, recorded among the Land Records of Talbot County, Maryland, at Liber 580, folio 501.

     FURTHER SUBJECT TO the terms of a Declaration of Restrictions, Covenants and Conditions dated December 12, 1983, and recorded among the Land Records of Talbot County, Maryland, at Liber 581, folio 674.

     Being the same property conveyed to Dialysis Corporation of America, by virtue of a deed by Crackerjacks, Inc., dated July 27, 1987, and recorded among the Land Records of Talbot County, Maryland, at Liber MAS No. 637, folio 564, on August 3, 1987.